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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Key Energy Services, Inc. (the "Company") on Form 10-Q for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), Francis D. John, as Chief Executive Officer of the Company, and Royce W. Mitchell, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                  By /s/ Francis D. John
                                                     -------------------
                                                     Francis D. John
                                                     Chief Executive Officer
                                                     November 14, 2002

                                                  By /s/ Royce W. Mitchell
                                                     ---------------------
                                                     Royce W. Mitchell
                                                     Chief Financial Officer
                                                     November 14, 2002